UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2026

Snow Rothschild Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43333	98-1924622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, Suite 1800

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (332) 465-0360

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ISNRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ISNR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ISNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 10, 2026, Snow Rothschild Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). The Company granted the underwriters (the “Underwriters”) a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to an additional 3,000,000 Units at the initial public offering price to cover over-allotments (the “Option Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 2,250,000 warrants to Snow Rothschild Acquisition Sponsor LLC (the “Sponsor”), with each warrant exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant, or $2,250,000 in the aggregate.

A total of $200,000,000, or $10.00 per Unit, comprised of the net proceeds from the IPO (which amount includes the underwriter’s deferred discount of $6,000,000) and the Private Placement, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of June 10, 2026. reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On June 12, 2026, pursuant to the partial exercise of the Over-Allotment Option, the Underwriters purchased an additional 2,600,000 Option Units (the “Over-Allotment Exercise”). The Option Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $26,000,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of June 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNOW ROTHSCHILD ACQUISITION CORP.

	By:	/s/ Ian Snow
		Name:	Ian Snow
		Title:	Chief Executive Officer
Dated: June 16, 2026

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